UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2008
The Men’s Wearhouse, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	74-1790172 (IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas (Address of principal executive offices)		77072 (Zip Code)
281-776-7200
(Registrant’s telephone number,
including area code)
5803 Glenmont Drive
Houston, Texas 77081
(Former Name or Former Address,
if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On January 29, 2008, The Men’s Wearhouse, Inc. (the “Company”) issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.07 per share on the Company’s common stock, payable on March 28, 2008 to shareholders of record at the close of business on March 18, 2008.
Item 9.01 Financial Statements and Exhibits.
The following exhibit is included in this Form 8-K.
(c) Exhibits
99.1      Press Release of the Company dated January 29, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEN’S WEARHOUSE, INC. (Registrant)
Date: January 29, 2008	By:	/s/ Diana M. Wilson
Diana M. Wilson
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of The Men’s Wearhouse, Inc. dated January 29, 2008.